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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
                                 March 1, 2001
                       (Date of earliest event reported)

                          VESTA INSURANCE GROUP, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

               1-12338                                 63-1097283
         (Commission File No.)              (IRS Employer Identification No.)

         3760 River Run Drive                             35243
         Birmingham, Alabama                            (Zip Code)
(Address of principal executive offices)

                                 (205)970-7000
             (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On March 1, 2001, the Registrant issued a press release announcing its fourth quarter and year 2000 results. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.               Description
         -----------               -----------

            99.1                   Press Release dated March 1, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.


                                       VESTA INSURANCE GROUP, INC.

Dated as of March 5, 2001              By: /s/ Donald W. Thornton
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                                           Its: Senior Vice President-General
                                                Counsel and Secretary